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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         ------------------------------

                        Date of Report (Date of earliest
                         event reported) August 26, 2003


                                   ITXC CORP.
             (Exact name of registrant as specified in its charter)


  Delaware                         000-26739                     22-3531960
 (State of                  (Commission File Number)           (IRS Employer
incorporation)                                               Identification No.)


750 College Road East, Princeton, New Jersey                 08540
(Address of principal executive offices)                   (Zip Code)


                                  609-750-3333
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.     Other Events and Regulation FD Disclosure.

ITXC disseminated the attached press release on August 26, 2003.

Item 7.     Financial Statements and Exhibits.

Exhibit 99.1 - Press release dated August 26, 2003.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ITXC CORP.


                                            By:     /s/ Theodore M. Weitz
                                               ---------------------------------
                                                 Name:  Theodore M. Weitz
                                                 Title: Vice President, General
                                                        Counsel and Secretary

Date:  August 26, 2003







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                                 EXHIBIT INDEX


Exhibit No.               Description
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  99.1            Press release dated August 26, 2003

















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